Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of December     , 2002 (the “Second Amendment”), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”), HIGHWOODS FINANCE, LLC, a Delaware limited liability company (“Highwoods Finance”), HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services”), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a Tennessee limited partnership (“Highwoods Tennessee”) (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the subsidiaries of the Borrowers identified on the signature pages attached hereto (such Subsidiaries are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the Lenders (as defined in the Credit Agreement referenced below), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger (in such capacity, the “Sole Lead Arranger”) and Sole Book Manager (in such capacity, the “Sole Book Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”), WACHOVIA BANK, N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), and is an amendment to that certain Credit Agreement dated as of December 13, 2000 by and among the Borrowers, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of June 29, 2001 (as the same may have been further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

W I T N E S S E T H

WHEREAS, each of the Borrowers and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Section 7.11(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Tangible Net Worth. At all times the Tangible Net Worth shall be greater than or equal to the sum of (i) $1,625,000,000.00, plus (ii) an amount equal to 85% of the Net Cash Proceeds of any Equity Issuance received by the Consolidated Parties subsequent to December     , 2002 calculated on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties following December     , 2002, less (iii) an amount equal to 85% of the aggregate Dollar amount paid by the Principal Borrower for the purchase, redemption, retirement or acquisition of Capital Stock of the Principal Borrower following December     , 2002 pursuant to Section 7.11(k) hereof as set forth in the Quarterly Compliance Certificates delivered to the Agent pursuant to Section 7.1(l).”

2. Conditions Precedent. The effectiveness of this Second Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Second Amendment duly executed by the Borrowers, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent; and

(b) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3. Representations. Each of the Borrowers and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrowers and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Second Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Second Amendment, in accordance with their respective terms. This Second Amendment has been duly executed and delivered by a duly authorized officers of each of the Borrowers and each Guarantor, respectively, and each of this Second Amendment and the Credit Agreement, as amended by this Second Amendment, is a legal, valid and binding obligation of each of the Borrowers and each Guarantor (each as applicable), enforceable against each of the Borrowers and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Borrowers and each of the Guarantors of this Second Amendment and the performance by each of the Borrowers and/or the Guarantors of this Second Amendment and the Credit Agreement, as amended by this Second Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to a Borrower, any Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which any Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Second Amendment.

4. Reaffirmation of Representations. Each of the Borrowers and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this Second Amendment in full.

5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this Second Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

6. Severability. If any provision of any of this Second Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment and this Second Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

8. Expenses. The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and the other agreements and documents executed and delivered in connection herewith.

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9. Benefits. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10. Default. The failure of any of the Borrowers or any of the Guarantors to perform any of their respective obligations under this Second Amendment or the material falsity of any representation or warranty made herein shall, at the option of the Administrative Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

11. No Novation. The parties hereto intend this Second Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrowers and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

13. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

14. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Second Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

15. Binding Effect. This Second Amendment shall become effective at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

16. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive. provisions set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Second Amendment as though set forth herein.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date Second above written.

BORROWERS:		HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS PROPERTIES, INC.
HIGHWOODS SERVICES, INC
HIGHWOODS FINANCE, LLC
By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS/TENNESSEE HOLDINGS, L.P.
By: HIGHWOODS/TENNESSEE PROPERTIES, INC.

	By:	/s/ Ronald P. Gibson
Name: Ronald P. Gibson
Title: President and Chief Executive Officer

GUARANTORS:		SOUTHEAST REALTY OPTIONS CORP.
HIGHWOODS/FLORIDA GP CORP.
HIGHWOODS/TENNESSEE PROPERTIES, INC.
ATRIUM ACQUISITION CORP.
1st GEARY CORP.
HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS FLORIDA GP CORP.

PINELLAS NORTHSIDE PARTNERS, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

PINELLAS BAY VISTA PARTNERS, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

(Signatures continued on next page)

DOWNTOWN CLEARWATER TOWER, LTD.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

SISBROS, LTD.
By: HIGHWOODS/ FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

SHOCKOE PLAZA INVESTORS, L.C.
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

RC ONE LLC
By: HIGHWOODS SERVICES, INC.

HPI TITLE AGENCY, LLC
By: HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.

ALAMEDA TOWERS DEVELOPMENT COMPANY CHALLENGER, INC. GUARDIAN MANAGEMENT, INC. HIGHWOODS/CYPRESS COMMONS LLC
By: AP SOUTHEAST PORTFOLIO PATNERS, L.P.
By: AP-GP SOUTHEST PORTFOLIO PARTNERS, L.P.
By: HIGHWOODS REALTY GP CORP.

HIGHWOODS/INTERLACHEN HOLDINGS, L.P.
By: HIGHWOODS/ FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.

HIGHWOODS CONSTRUCTION SERVICES, LLC
By: HIGHWOOD SERVICES, INC.

(Signatures continued on next page)

HIGHWOODS DLF, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS DLF II, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

PAPEC RICHMOND II, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

PAPEC WESTON I, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

PAPEC WESTON II, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

PAPEC WESTON III, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI SHADOW CREEK II, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

HARBORVIEW PLAZA, LLC By: HIGHWOODS/FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.

SPI BROOKFIELD I, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI BROOKFIELD II, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI BUSINESS HOLDINGS, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI CENTURY PLAZA III, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI JEFFERSON VILAGE, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI SEVEN SPRINGS I, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI TRADEPORT OFFICE III, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SPI RALEIGH CORPORATE CENTER, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS COLONNADE, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

HIGHWOODS WELLNESS CENTER, LLC By: HIGHWOODS SERVICES, INC.

HIGHWOODS 3322, LLC By HIGHWOODS/FLORIDA HOLDINGS, L.P. By: HIGHWOODS/FLORIDA GP CORP.

THE J. C. NICHOLS REALTY COMPANY
KC CONDOR, INC.
NICHOLS PLAZA WEST, INC.
OZARK MOUNTAIN VILLAGE, INC.
SHADOW CREEK I, LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

SOMEDAY, INC.
4551 COX ROAD LLC By: HIGHWOODS REALTY LIMITED PARTNERSHIP By: HIGHWOODS PROPERTIES, INC.

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4600 COX ROAD LLC
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

581 HIGHWOODS, L.P.
By: HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.

By:	/s/ Ronald P. Gibson
Name: Ronald P. Gibson
Title: President and Chief Executive Officer

LENDERS:	BANK OF AMERICA, N.A.,
individually in its capacity as a Lender
and in its capacity as Administrative Agent

	By:	/s/ Gregg Higson
	Name:	Gregg Higson
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender
and in its capacity as Syndication Agent

	By:	/s/ John S. Misiura
	Name:	John S. Misiura
	Title:	Vice President

WACHOVIA BANK, N.A.
individually in its capacity as a Lender
and in its capacity as Documentation Agent

	By:	/s/ David Hoagland
	Name:	David Hoagland
	Title:	Vice President

COMMERZBANK AG,
NEW YORK AND GRAND CAYMAN BRANCHES
individually in its capacity as a Lender
and as Managing Agent

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender
and as a Co-Agent

	By:	/s/ Timothy P. Gleeson
	Name:	Timothy P. Gleeson
	Title:	Assistant Vice President

(Signatures continued on next page)

AMSOUTH BANK
individually in its capacity as a Lender
and as a Co-Agent

By:	/s/ Robert W. Blair
Name:	Robert W. Blair
Title:	Vice President

SOUTHTRUST BANK
individually in its capacity as a Lender
and as a Co-Agent

By:	/s/ Sidney Clapp
Name:	Sidney Clapp
Title:	Assistant Vice President

CENTURA BANK
individually in its capacity as a Lender
and as a Co-Agent

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY
individually in its capacity as a Lender
and as a Co-Agent

By:	/s/ Holger Ebert
Name:	Holger B. Ebert
Title:	SVP

ERSTE BANK, NEW YORK BRANCH
individually in its capacity as a Lender

By:	/s/ Gregory Aptman
Name:	Gregory T. Aptman
Title:	Vice President

By:	/s/ Robert Suehnholz
Name:	Robert R. Suehnholz
Title:	First Vice President